September 2016 Developing Innovative Therapies for Patients Suffering from Life-threatening Diseases NASDAQ: LJPC Corporate Presentation

Forward-Looking Statements These slides contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "might", "plan", "potential", "predict", "should" or "will" and include statements regarding La Jolla’s product candidates and clinical trial progress and results. These forward-looking statements are based on our current expectations and beliefs, speak only as of the date of this presentation and involve risks and uncertainties, many of which are outside of our control, that can cause actual results to differ materially from those anticipated in the forward-looking statements. Potential risks and uncertainties include, but are not limited to: our ability to commence and complete clinical studies within projected time periods, the degree to which initial clinical study results are indicative of expected results for future studies, anticipated regulatory and patent exclusivity periods, the ability to manufacture clinical or commercial products successfully, the ability to resolve regulatory issues, the ability to out-license programs, estimated market sizes and anticipated pricing levels for drug candidates, anticipated rates of physician adoption, if our drug candidates are approved, the ability to successfully develop our product candidates, including the results of ongoing and future clinical trials (including product safety issues and efficacy results), the ability to successfully prosecute patents and whether such patents will confer protection for our product candidates, and the expected duration of the Company’s operating runway based on current cash resources. Further information regarding these and other risks that could affect our future results of operations are included in La Jolla’s most recently filed Annual Report on Form 10- K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as filed with the U.S. Securities and Exchange Commission at www.sec.gov. We disclaim any intent to update any forward-looking statements to reflect actual events that occur after the date of this presentation. 2

• Overview of LJPC • LJPC-501 (Angiotensin II) for CRH • LJPC-401 (Synthetic Hepcidin) for Iron Overload • LJPC-30S (Gentamicin Derivative) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 3

Mission Statement La Jolla is dedicated to improving the lives of patients suffering from life- threatening diseases by discovering and developing innovative therapies 4

LJPC Corporate Highlights • Focused on de-risked product opportunities  Naturally occurring peptides with well-understood biological functions  Derivative components of FDA-approved products • LJPC-501 (angiotensin II) for catecholamine-resistant hypotension (CRH)  Phase 3 registration study (under SPA) actively enrolling • LJPC-401 (synthetic hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)  Positive Phase 1 study results reported in September 2016  Agreement reached with EMA on pivotal study design • LJPC-30S (gentamicin derivative) for bacterial infections and rare genetic diseases  Positive pre-IND feedback received 5

Product Pipeline Underway Completed Planned 6 LJPC-501 Angiotensin II LJPC-401 Synthetic Hepcidin Other R&D Indication IND Phase 1 Phase 2 Phase 3 CRH Sept. 2016 Various Q1 2017 HH, Thalassemia, SCD and MDS Q4 2015 LJPC-30S Gentamicin Derivative Bacterial Infections/Rare Genetic Diseases Q1 2015 Successful Pre-IND Meeting Mid- 2017 Pivotal Study Pivotal Study

• Overview of LJPC • LJPC-501 (Angiotensin II) for CRH • LJPC-401 (Synthetic Hepcidin) for Iron Overload • LJPC-30S (Gentamicin Derivative) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 7

LJPC-501: Overview 8 • LJPC-501 is a proprietary formulation of angiotensin II, a naturally occurring regulator of blood pressure • Catecholamine-resistant hypotension (CRH) is an acute, life-threatening condition in which blood pressure drops to dangerously low levels and is unresponsive to current treatments • LJPC-501 has been shown to raise blood pressure in a pilot, randomized, placebo-controlled, clinical trial in CRH, as well as animal models of hypotension • Special Protocol Assessment (SPA) agreement reached with FDA  Agreement reached that blood pressure can be the primary endpoint for approval • Phase 3 trial actively enrolling  Top-line results expected in Q1 2017 • Issued patent claims covering potential product to 2034

Three Systems Work in Harmony to Regulate Blood Pressure 9 Current therapeutic options for the treatment of acute hypotension only leverage the adrenal system and vasopressin system The Body’s Three Systems that Regulate Blood Pressure

High Doses of Catecholamines Increase Mortality 10 Sources: Sviri et al, J. of Crit Care, 29;157-160, 2014 and Morelli et al, JAMA Oct23/30, 310:1683-1691, 2013 • Catecholamines (i.e., norepinephrine, epinephrine and dopamine) cause cardiac toxicity, digital necrosis and metabolic complications leading to higher mortality • Blocking the cardiac toxicity of norepinephrine improves outcome 0 10 20 30 40 50 60 70 80 90 Low Dose Hi Dose P e rc e n tage s Norepinephrine Dose Alive Dead Mortality Rates in ICU Based on Norepinephrine Dose1

Norepinephrine Dose Decreases with Angiotensin II Surrogate Effect on Blood Pressure 11 Source: Chawla et al, Critical Care, 18:534, 2014 • Randomized, placebo-controlled, double-blind pilot trial • Primary efficacy endpoint:  Catecholamine dose sparing; surrogate for BP effect • Published October 2014 in Critical Care • All angiotensin II patients experienced an increase in BP • Strong proof-of- concept that angiotensin II increases blood pressure in CRH 0 5 10 15 20 25 30 35 40 45 50 Pre2 Pre1 Hr0 Hr1 Hr2 Hr3 Hr4 Hr5 Hr6 Post1 Post2 N o repi n ep h rin e Do s e ( m c g /m in ) Placebo AT-II Arm p<0.05 Catecholamine Resistance

LJPC-501: Phase 3 Trial in CRH SPA Agreement with FDA Reached, Trial Enrolling 12 • ATHOS (Angiotensin II for the Treatment of High-Output Shock) 3 trial initiated in March 2015 • Randomized, placebo-controlled, double-blind Phase 3 trial • Patient population: catecholamine-resistant, based on amount of catecholamine required • Primary endpoint: blood pressure at 3 hours • Secondary endpoints: change in CV SOFA* score; safety and tolerability of LJPC-501 in CRH patients • Size: ~315 patients • Projected top-line results: Q1 2017 *Cardiovascular Sequential Organ Failure Assessment

U.S. Acute Hypotension Patient Population and Treatment Paradigm 13 18.84MM annualized vials (737K vials sold in July 2016 X 12); Symphony Health Solutions, 2016. 97% of vials sold for hypotensive shock; estimate based on medical literature. 13 vials used per patient; estimate based on Russell et al, N Engl J Med, 358:877-87, 2008 and Asfar et al, N Engl J Med, 370:1583-93, 2014 2Wolters Kluwer PriceRx Pro, 2016 33.05MM annualized vials (254K vials sold in July 2016 X 12); Symphony Health Solutions, 2016. 90% of vials sold for hypotensive shock; estimate based on medical literature. 10 vials used per patient; estimate based on Dunser et al, Circulation, 107:2313-2319, 2003 and Gordon et al, Crit Care Med, 42(6):1325-1333, 2014 First-Line Standard-of-Care Second-Line Standard-of-Care LJPC-501 Target Patient Population 555,479 361,684 332,189 Patient Who Do Not Adequately Respond to Norepinephrine and Vasopressin Vasopressin: 274,000 Patients per Year3 $1,385 per Patient2 $379MM Sales Run Rate Norepinephrine: 659,000 Patients per Year1 $153 per Patient2 $101MM Sales Run Rate

LJPC-501: Summary 14 • LJPC-501 is a proprietary formulation of angiotensin II, a naturally occurring regulator of blood pressure • Catecholamine-resistant hypotension (CRH) is an acute, life-threatening condition in which blood pressure drops to dangerously low levels and is unresponsive to current treatments • LJPC-501 has been shown to raise blood pressure in a pilot, randomized, placebo-controlled, clinical trial in CRH, as well as animal models of hypotension • Special Protocol Assessment (SPA) agreement reached with FDA  Agreement reached that blood pressure can be the primary endpoint for approval • Phase 3 trial actively enrolling  Top-line results expected in Q1 2017 • Issued patent claims covering potential product to 2034

• Overview of LJPC • LJPC-501 (Angiotensin II) for CRH • LJPC-401 (Synthetic Hepcidin) for Iron Overload • LJPC-30S (Gentamicin Derivative) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 15

LJPC-401: Overview • LJPC-401 is a novel formulation of synthetic hepcidin, a naturally occurring regulator of iron absorption and distribution • Primary iron overload  Hereditary hemochromatosis (HH) is characterized by a genetic deficiency of hepcidin resulting in excessive iron accumulation – Most common genetic disease in Caucasians – Causes liver cirrhosis, liver cancer, heart disease and/or failure, and diabetes • Secondary iron overload  Patients with thalassemia (including beta thalassemia), sickle cell disease (SCD) and myelodysplasia (MDS) have physiologically low hepcidin levels and are treated with blood transfusions, resulting in acquired iron overload • LJPC-401 has been shown to be effective at reducing serum iron levels in preclinical and Phase 1 human testing • Scalable manufacturing process capable of producing a pure, properly folded, stable hepcidin formulation developed 16

Hepcidin: The Insulin of Iron Metabolism • Hepcidin: the insulin of iron metabolism  Regulates iron absorption and disposition in all organs  Rapid and sustained lowering of iron levels • Progress  SC formulation developed  Orphan Drug Designation granted (EU)  Positive Phase 1 study results  Agreement with EMA on pivotal study design 17 From: Blood Research Vol. 48, No. 1, p.10, March 2013 0 50 100 150 200 250 300 350 400 450 500 0 hr 4 hr 24 hr 48 hr Day 15 S eru m Iron (ug/ d L ) Time Points GLP Toxicology Study in Rats 25 mg/kg

PRIMARY ENDPOINT Safety and tolerability via review of: Treatment Emergent Adverse Events (TEAEs), changes in clinical lab values, ECGs, vital sign and physical exam data SECONDARY ENDPOINT Serum iron LJPC-401: Phase 1 Study Design • Population: Adult patients at risk of iron overload (e.g., HH, thalassemia, SCD) • Design: Phase 1, open- label, dose-escalation, study • Study Duration: Single SC dose, 7-day observation Escalating dose levels 3 to 6 subjects at each dose level 18 Data Monitoring Committee (DMC) made dose-escalation decisions

LJPC-401: Phase 1 Results Overview • Fifteen patients dosed at escalating dose levels from 1 mg to 20 mg  Patient subtypes treated: HH = 10; SCD = 3; and thalassemia = 2 • Safety observations  No dose-limiting toxicities at any dose level  1 SAE at 1 mg dose level unrelated to study drug – Hospitalization for acute sickle cell crisis; fully resolved  9 injection-site reactions – all were mild or moderate in severity, self-limiting, and fully resolved  No significant changes in serum chemistries or hematology other than serum iron parameters • Pharmacodynamic results  Dose-dependent, statistically significant reduction in serum iron (p=0.008)  Maximum serum iron reduction observed at 8 hours post-dose  Durable effect observed through last observation on Day 7 19

Dose Response p=0.008 Individual dose p-values for change from baseline not adjusted for a potential regression to the mean effect. Dose response not adjusted for multiple comparisons. LJPC-401: Percent Change in Serum Iron Baseline to Hour 8 20

Nominal Time from Treatment (hours) Pe rce nt C ha ng e fro m Ba se lin e (% ) 0 8 24 48 168 -100 -75 -50 -25 0 25 Serum Iron: Percent Change from Baseline Change from baseline through day 7: -21% LJPC-401: Percent Change in Serum Iron Baseline through Day 7 for 20 mg Dose 21

LJPC-401: Phase 1 Results Summary • Fifteen patients received a single dose ranging from 1 mg to 20 mg  Patient subtypes treated: HH = 10; SCD = 3; and thalassemia = 2 • Well tolerated with no dose-limiting toxicities  Mild to moderate, transient and self-limiting injection-site reactions • Profound and durable reduction in serum iron observed  Statistically significant dose response (p=0.008)  A single 20 mg dose resulted in a 58% reduction at hour 8, with levels still not returning to baseline through day 7 (21% reduction)  Iron effect consistent with that observed in preclinical models 22

• Agreement reached with European Medicines Agency (EMA) on pivotal study design • Randomized, controlled, multi-center study in beta thalassemia patients suffering from iron overload  A major unmet medical need in an orphan patient population • Primary endpoint is a clinically relevant measurement directly related to iron overload • Plan to initiate study mid-2017 LJPC-401: Update on Registration Plan Agreement Reached on Pivotal Study 23

LJPC-401: Patient Need • Hereditary Hemochromatosis (HH)  Most common genetic disease in Caucasians  Silent Killer - Iron accumulation can lead to liver cirrhosis, liver cancer, heart disease and/or failure, and diabetes  No FDA-approved treatment  Current treatments don’t address the underlying disease pathology and/or can have lethal side effects – Iron chelators may cause kidney failure, liver failure or gastrointestinal hemorrhage – Phlebotomy creates heavy patient burden with weekly procedures for >1 year  Significantly underdiagnosed despite simple, inexpensive and readily available genetic and serum iron tests  ~250,000 people in U.S. have clinically significant iron overload due to HH • Acquired Iron Overload: thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)  Attractive treatment alternative for iron overload in lieu of chelation therapy 24

• Overview of LJPC • LJPC-501 (Angiotensin II) for CRH • LJPC-401 (Synthetic Hepcidin) for Iron Overload • LJPC-30S (Gentamicin Derivative) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 25

LJPC-30S: Overview • LJPC-30S is a purified derivative of gentamicin, which retains biologic activity but lacks traditional kidney toxicity • Gentamicin: FDA-approved, standard-of-care for serious Gram-negative bacterial infections  Mixture of several distinct but closely related chemical entities  >3 million vials of gentamicin used in the U.S. in 2015  Use is limited due to kidney toxicity, which is believed to be associated only with certain constituent components • Two target market opportunities  Bacterial infections: aminoglycosides = $500+ million market in the U.S.1  Rare genetic diseases: gentamicin’s mechanism may be leveraged for rare genetic diseases; proof-of-concept data exists in cystic fibrosis • Recent positive FDA feedback on Phase 1 proposal • Multiple points of potential proprietary protection  Potential regulatory exclusivity and Orphan Drug Designation  Antibiotic exclusivity: 8+ years including Hatch-Waxman + GAIN (QIDP)  IP optioned from IU and UAB 26 15.7MM vials is an estimated 300K regimens X an average wholesale acquisition cost (WAC) of $2,491 per regimen for branded, intravenous only antibiotics (n=7); Symphony Health Solutions, 2016, medical literature and Wolters Kluwer PriceRx Pro, 2016

Next-generation improved gentamicin derivative 1. Retain activity LJPC-30S: Potential for Improved Clinical Profile 27 2. Improve safety 0.0 4.0 8.0 12.0 16.0 placebo next-generation gentamicin derivative gentamicin In h ibi tio n /k ill z o n e ( m m ) B.subtilus K.pneumonieae (kill) K.pneumonieae (inhib) 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 S e ru m Cr e ati n ine m g /d L placebo next- generation gentamicin derivative gentamicin

Gentamicin induces errors in the translation of genes into proteins Bacteria LJPC-30S: Mechanism of Action Can Be Leveraged Toward Two Therapeutic Opportunities 28 Alters protein synthesis leading to cell death Alters protein synthesis to allow read through of stop-codon mutations Humans

LJPC-30S: Clinical Proof-of-Concept in Cystic Fibrosis

- Three, independent studies suggest gentamicin helps read through stop-codon mutations in cystic fibrosis



Sweat Chloride Secretion Improvement after Gentamicin
[Cl-] (mM/L)
160
140
120
100
80
60
40
20
0
D0
D 15

Study of 10 mg/kg IV gentamicin over 15 days in Y122X mutations leads to:

- Improvement in cystic fibrosis clinical scores ($p=0.007$)
  - Improvements seen as early as day 4
- Improvement in lung function (FEV1) independent of an antimicrobial effect ($p=0.04$)
- Improvement in sweat chloride secretion ($p=0.03$) and nasal potential difference ($p=0.04$)

- Dose-dependent effect suggests LJPC-30S could allow chronic dosing with better efficacy and no kidney toxicity

Sources: Sermet-Gaudelus et al, BMC Medicine, 5:5, 2007; Wilchanski et al, NEJM, 349:1433-41, 2003 and Clancy J.P. et al, Am J Respir Crit Care Med, 163:1683-1692, 2001

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La Jolla Pharmaceutical

LJPC-30S: Current Antibiotic Usage • Antibiotic opportunity = $500+ million per year in U.S.1  Market could expand with a safer alternative – Increased duration of therapy, increased penetration, and/or new indications • Other large potential market opportunity in rare genetic diseases, such as cystic fibrosis 30 15.7MM vials is an estimated 300K regimens X an average wholesale acquisition cost (WAC) of $2,491 per regimen for branded, intravenous only antibiotics (n=7); Symphony Health Solutions, 2016, medical literature and Wolters Kluwer PriceRx Pro, 2016 2Symphony Health Solutions, 2016 All Aminoglycosides Gentamicin Cubicin U.S. Aminoglycoside Market (2015)2 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 # of Vials

• Overview of LJPC • LJPC-501 (Angiotensin II) for CRH • LJPC-401 (Synthetic Hepcidin) for Iron Overload • LJPC-30S (Gentamicin Derivative) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 31

Financial Position 32 Condensed Balance Sheet Data As of June 30, 2016 (in millions) Cash $100.6 Total liabilities $5.2 Total shareholders’ equity $99.6 Fully Diluted, As-Converted Shares Outstanding* 28,307,476 *Includes common stock, preferred stock (as-converted) & outstanding equity awards as of June 30, 2016 Cash resources expected to fund Company into 2018

LJPC Corporate Highlights • Focused on de-risked product opportunities  Naturally occurring peptides with well-understood biological functions  Derivative components of FDA-approved products • LJPC-501 (angiotensin II) for catecholamine-resistant hypotension (CRH)  Phase 3 registration study (under SPA) actively enrolling • LJPC-401 (synthetic hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)  Positive Phase 1 study results reported in September 2016  Agreement reached with EMA on pivotal study design • LJPC-30S (gentamicin derivative) for bacterial infections and rare genetic diseases  Positive pre-IND feedback received 33

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